UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [x]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement
[  ]  Confidential, for  use of the Commission only (as permitted by Rule 14a-6
      (e)(2))
[X]  Definitive  Proxy  Statement
[  ]  Definitive  Additional  Materials
[  ]  Soliciting  Material  under  Rule14a-12

                   ORBIT  INTERNATIONAL  CORP.
                    ---------------------------
     (Name  of  Registrant  as  Specified  In  Its  Charter)

                            SAME
          ----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):
[x]  No  fee  required.
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[  ]  Fee  previously  paid  with  the  preliminary  materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                            ORBIT INTERNATIONAL CORP.
                               80  CABOT  COURT
                          HAUPPAUGE,  NEW  YORK  11788


                  NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS


To  the  Stockholders  of  Orbit  International  Corp.:

     The Annual Meeting of Stockholders of Orbit International Corp. (the "Company") will be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, at 10:00 a.m., Eastern Daylight Savings Time, on June 24, 2005, for the following purposes:

1.     To  elect  the  Board  of  Directors  for  the  ensuing  year.

2. To ratify the appointment of Goldstein Golub Kessler LLP as independent auditors and accountants for the Company for the fiscal year ending December 31, 2005.

3.     To  transact such other business as may properly come before the meeting.


     All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 16, 2005, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court, Hauppauge, New York 11788.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


MARK  TUBLISKY
Secretary
Hauppauge,  New  York
May  18,  2005

                            ORBIT INTERNATIONAL CORP.
                                 80 CABOT COURT
                            HAUPPAUGE, NEW YORK 11788

                                 (631) 435-8300
                             ______________________

                                 PROXY STATEMENT
                             ______________________

     The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 24, 2005, at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, and any adjournment thereof.

                           VOTING SECURITIES; PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     One-third of the outstanding shares of Common Stock, par value $.10 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not effect the outcome of the election of directors or the ratification of the appointment of the independent auditors. With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.`

     All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the ratification of the appointment of Goldstein Golub Kessler LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

     At the close of business on April 15, 2005, there were 3,353,535 shares of Common Stock outstanding and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 16, 2005, are entitled to notice of, and to vote at, the Annual Meeting.

This proxy material is being mailed to stockholders commencing on or about May 18, 2005.

REVOCABILITY  OF  PROXY

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

NO  DISSENTER'S  RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 1 or 2.

     PROPOSAL  1

     ELECTION  OF  DIRECTORS

     The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified. The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at seven, and the number of directors is currently seven. The Company has nominated seven persons consisting of Dennis Sunshine, Bruce Reissman, Mitchell Binder, Arthur Rhein, Bernard Karcinell, Denis Feldman and Lee Feinberg, each a current Director, for re-election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

     The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by the nominees and executive officers of the Company.


Name  of  Nominee         Age       Position
-----------------         ---       --------

Dennis  Sunshine           58       President,  Chief  Executive  Officer  and
                                    Director

Bruce Reissman             55       Executive  Vice  President, Chief Operating
                                    Officer  and  Director

Mitchell Binder            49       Vice President - Finance, Chief Financial
                                    Officer and Director

Richard  A.  Hetherington  50       President  and  Chief  Operating Officer of
                                    Tulip  Development  Laboratory,  Inc.

Mark  Tublisky             67       Secretary

David  Goldman             35       Controller

Arthur  Rhein              59       Director

Bernard  Karcinell         66       Director

Denis  Feldman             57       Director

Lee  Feinberg              58       Director


BIOGRAPHICAL  INFORMATION

     Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995 and a director of the Company since 1988. Mr. Sunshine has held various positions with the Company since 1976, including Secretary and Vice President of Operations from April 1988 to March 1995 and Director of Operations from June 1983 to April 1988.

     Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April 1988 to February 1995 and Director of Sales and Marketing from 1976 to April 1988.

     Mitchell Binder has been Vice President-Finance of the Company since 1986 and its Chief Financial Officer since 1983. He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995.

Richard A. Hetherington has been President and Chief Operating Officer of Tulip Development Laboratory, Inc. and TDL Manufacturing, Inc. since their acquisition by the Company on April 4, 2005. Prior thereto, he had been Chief Executive Officer of Tulip since 1988.

Mark Tublisky has been Secretary of the Company since March 2003 and has been President of Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr. Tublisky held various positions at Astrosystems, Inc. from 1969 to 1996, including General Manager of its Automatic Test Division and then as General Manager of the Behlman Division.

David Goldman has been Controller of the Company since April 2003. Prior thereto, he was Assistant Controller of Frequency Electronics, Inc., a commercial and defense electronics supplier, from April 1999 until April 2003 and Accounting Supervisor from May 1995 to April 1999.

     Arthur Rhein has been a director of the Company since August 2004. Mr. Rhein is the Chairman of the Board, President and Chief Executive Officer of Agilysys, Inc., a distributor and premier reseller of enterprise computer technology solutions. Mr. Rhein also serves on the Board of Directors of Kichler Lighting and Magirus and serves on the Executive Committee of the Global Technology Distribution Council.

     Bernard Karcinell has been a Director of the Company since 2000. Mr. Karcinell is a practicing certified public accountant licensed in Florida since 1989. He also acts as a financial advisor to several individuals and corporations. Prior thereto, he was a Partner at KPMG LLP and former President and CEO of Designcraft Jewel Industries and CCR Video Corp.

     Denis Feldman has been a Director of the Company since 2000. Mr. Feldman is currently the founder and President of Market-Matrix, Inc., an e-knowledge and marketing company and through a strategic relationship, is currently serving as a Director of Business Development of Magill Associates, Inc., a staffing and personnel business. He is also the founder and President of
Millennium3Partners, a paperless networking organization. Prior thereto, Mr. Feldman was a founding member of Corporate National Realty, Inc. a commercial real estate broker and Senior Director from 1987 to 2002. Mr. Feldman also serves on the board of directors of several not-for profit organizations.

Lee Feinberg has been a Director of the Company since February 2004. Mr. Feinberg is currently a Senior Vice President of UBS Financial Services Inc. and has functional responsibility as the Director of the Private Client Group's Special Investment Products and Deputy Director of Banking and Transactional Solutions. Mr. Feinberg has been with UBS Financial Services, formerly PaineWebber, since 1987.

There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law. The Company's executive officers serve in such capacity at the pleasure of the Board.

STOCKHOLDER  VOTE  REQUIRED

     Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by Proxy at the meeting and entitled to vote on the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS NAMED ABOVE.


INFORMATION  ABOUT  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES  OF  THE  BOARD

The Board of Directors (the "Board") held seven (7) meetings and conducted other business by unanimous written consent during the fiscal year ended December 31, 2004. All directors attended at least 75% of the meetings held by the Board and by all committees of the Board. Pursuant to the terms of the Company's acquisition of Tulip Development Laboratory, Inc. ("Tulip"), Richard A. Hetherington, Tulip's President and Chief Operating Officer, is entitled to attend all Board of Directors meetings.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 80 Cabot Court, Hauppauge, New York 11788,
Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

     The Board has established an audit, nominating and corporate governance, compensation and a stock option committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting or by written report.

Audit  Committee

     The Audit Committee of the Board currently consists of Bernard Karcinell, Lee Feinberg, Denis Feldman and Arthur Rhein, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Board has determined that Bernard Karcinell is an "audit committee financial expert" as defined by the laws of the Securities and Exchange Commission ("SEC"). The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2004. Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Controller to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding ethics and those regarding financial controls and internal auditing. This includes an assessment of internal controls within the Company and its subsidiaries based upon the activities of the Company's internal auditing staffs, as well as an evaluation of the performance of those staffs. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to the rules mandated by the SEC and the Nasdaq listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee. A current copy of the Audit Committee Charter accompanies the Company's proxy statement filed on May 27, 2003 as Appendix A.

Nominating  and  Corporate  Governance  Committee

The Nominating and Corporate Governance Committee was formed in March 2003, held two (2) meetings during the fiscal year ended December 31, 2004 and currently consists of Lee Feinberg, Denis Feldman, Bernard Karcinell and Arthur Rhein, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A current copy of the Nominating and Corporate Governance Committee's charter accompanies the Company's proxy statement filed on April 28, 2004 as Appendix A.
                          -----------

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

     -     Broad  experience;  diversity
     -     Wisdom  and  integrity
     -     Judgment  and  skill
     -     Understanding  of  the  Company's  business  environment
     -     Experience with businesses and other organizations of comparable size
     -     Ability  to  make  independent  analytical  inquiries
     - The interplay of the candidate's experience with the experience of other Board members
     - The extent to which the candidate would be a desirable addition to the Board and any committees of the Board
     -     Willingness  to  devote  adequate  time  to  the  Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate's name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as a director, must accompany any stockholder recommendation. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation  Committee

     The  Compensation  Committee  of  the  Board  currently  consists of  Denis
Feldman, Arthur Rhein and Bernard Karcinell, each of whom is independent as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards, as amended. The Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2004. The Committee makes recommendations to the Board as to the salaries of the President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company's incentive programs. The Compensation Committee also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group.


Stock  Option  Committee

     All activities of the Stock Option Committee for the year ended December 31, 2004 were performed by the Compensation Committee.


                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Each member of the committee is an independent director as determined by our Board of Directors and pursuant to Nasdaq Corporate Governance Rules. In addition, the Board of Directors has determined that Bernard Karcinell is an "audit committee financial expert," as defined by SEC rules.

     We reviewed with Goldstein Golub Kessler LLP ("GGK"), who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and any other matters that we are required to discuss under generally accepted auditing standards. In addition, we have discussed GGK's independence from management and the Company including matters set forth in the written disclosures required by Independence Standards Board Standard No. 1 and matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with the Audit Committee.

     We discussed with GGK the overall scope and plans of their audit. We also discussed with GGK, without management present, the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. Relying on the reviews and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

AUDIT  COMMITTEE
Bernard  Karcinell
Denis  Feldman
Lee  Feinberg
Arthur  Rhein

     EXECUTIVE  COMPENSATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth, with respect to the Company's fiscal years ended December 31, 2004, 2003 and 2002, all compensation earned by each person who is required to be listed pursuant to Item 402(a)(2) of Regulation S-B.




                               ANNUAL COMPENSATION                               LONG TERM COMPENSATION
            .                  ------------------- . . . . . . . .                ----------------------
 . . . . .                                                 OTHER ANNUAL       RESTRICTED    SECURITIES
NAME AND                                                   COMPENSATION         STOCK       UNDERLYING         ALL OTHER
PRINCIPAL POSITION          YEAR.   SALARY ($)   BONUS ($)      ($) (1)         AWARDS($)    OPTIONS (#)     COMPNSATION($)(3)
--------------------        -----   ----------   -------   ---------------    ----------     ----------      ----------------
Dennis Sunshine. . . .      2004    382,000      112,000         -            499,000(2)      25,000             32,618
---------------------       -----   -------      -------    --------------    ----------      ------            -------
President and Chief. .      2003    376,000      103,000         -               -            25,000              9,930
---------------------       -----   -------      -------    --------------    -----------     -------           -------
Executive Officer. . .      2002    356,000       72,000         -               -              -                 7,791
---------------------       -----   -------      -------    --------------    -----------     -------           -------

Bruce Reissman . . .  . .  .2004    368,000      112,000         -            499,000(2)      25,000             10,650
------------------------    ----    -------      -------  ---------------     ----------      ------             ------
Executive Vice President,  .2003    341,000      101,000         -               -            25,000              8,610
------------------------    ----    -------      -------  ---------------     ----------      ------             ------
Chief Operating Officer.   .2002    302,000       55,000         -               -               -                6,871
------------------------    ----    -------      -------  ---------------     -----------     ------             ------

Mitchell Binder. . .  . .  .2004    287,000       78,000         -            499,000(2)      25,000              8,450
--------------------------  ----    -------      -------  ---------------     ----------      ------             ------
Vice President-Finance .   .2003    283,000       73,000         -               -            25,000              5,460
-------------------------   ----    -------      -------  ---------------     ----------      ------             ------
and Chief Financial Officer 2002    267,000       35,000         -               -              -                 4,640
--------------------------- ----    -------      -------  ---------------     ----------      ------             ------

Mark Tublisky. . . . . . .  2004    160,000       17,000         -                -             -                 3,260
--------------------------- ----    -------       ------  ---------------     ----------      -------            ------
Secretary (President,. . . .2003    161,000       15,000         -                -            19,000             2,461
--------------------------- ----    -------       ------  ---------------     ----------      -------            ------
Behlman Electronics, Inc.) .2002    152,000        9,000         -                -             -                 2,692
--------------------------- ----    -------       ------  ---------------     ----------      -------            ------

__________________

(1) Represents prerequisites and other personal benefits, securities or property which aggregated to less than $50,000 or 10% of the total annual salary and bonus paid during the year to the named executive officer.

(2) In October 2004, each of Messrs. Sunshine, Reissman and Binder received 75,000 shares of common stock of the Company, valued at $6.65 per share, the fair market value of the stock on the date of grant. The shares were awarded as a retention award to remain with the Company for ten years. The shares are held in escrow, subject to forfeiture and vest over ten years. The shares vest provided each officer is still employed, and are subject to acceleration for death or a change of control (as defined) as follows: (i) 22,500 shares at October 13, 2007 and (ii) 7,500 shares each year for the years October 13, 2008 through October 13, 2014.

(3) The following table includes: (a) matching contribution made by the Company pursuant to the Company's 401(k) plan, and (b) premium payments for life insurance in 2004 and 2003 and the portion of the insurance premium attributable to the employee and paid by the Company under split dollar insurance policies in 2002.



                                  (A)            (B)
                                 PLAN         INSURANCE
                    YEAR     CONTRIBUTIONS     PREMIUMS     TOTAL
                    ----     -------------     --------     -----

Mr.  Sunshine       2004        4,000          28,618      32,618
                    2003        4,000           5,930       9,930
                    2002        4,146           3,645       7,791

Mr.  Reissman       2004        4,000           6,650      10,650
                    2003        4,000           4,610       8,610
                    2002        4,098           2,773       6,871

Mr.  Binder         2004        4,000           4,450       8,450
                    2003        4,000           1,460       5,460
                    2002        3,188           1,452       4,640

Mr.  Tublisky       2004        3,260             -         3,260
                    2003        2,461             -         2,461
                    2002        2,692             -         2,692


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning options granted to the Named Executive Officers in the Summary Compensation Table above during the fiscal year ended December 31, 2004:






                    Number of     Percent of
                   Securities   Total Options      Exercise
                    Underlying   Granted All       or Base
                    Options      Employees in      Price       Expiration
Name                Granted      Fiscal Year      ($/Share)      Date
----                -------      -----------      ---------    -------

Dennis  Sunshine     25,000        33.33%           $7.45       6/25/14

Bruce  Reissman      25,000        33.33%           $7.45       6/25/14

Mitchell  Binder     25,000        33.33%           $7.45       6/25/14



  AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND
                          FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2004 by the Named Executive Officers. No options were exercised by any of the Named Executive Officers in the Summary Compensation Table above during the fiscal year ended December 31, 2004.





                 NUMBER                         NUMBER OF SECURITIES
                 OF SHARES                     UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-MONEY
                 ACQUIRED ON   VALUE               OPTIONS AT FISCAL              OPTIONS AT FISCAL
                 EXERCISE(#)   REALIZED($)           YEAR END(#)                    YEAR END $ (1)
NAME. . . . . .                              EXERCISABLE  UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
---------------  ---------    --------       -----------  -------------       -----------     -----------
Dennis Sunshine      -           -              220,833         -             1,742,414             -
---------------  ---------    --------         --------   ------------       ----------        ----------
Bruce Reissman.     3,000       20,649          214,583         -             1,690,727             -
---------------  ---------    --------         --------   ------------        ---------        ----------
Mitchell Binder       -           -             286,287         -             2,322,789             -
---------------  ---------    --------         --------   ------------        ---------        ----------
Mark Tublisky .       -           -              43,749         -               329,971             -
---------------  ---------    --------        --------    ------------        ---------        ----------



 (1)  The  closing  price  for  the  common  stock  of  the  Company  on  December  31,  2004 was  $11.27


                 LONG-TERM INCENTIVE PLAN ("LTIP") AWARDS TABLE

     None.


     EMPLOYMENT  AGREEMENTS

     Dennis Sunshine entered into an amended and restated employment agreement with the Company which commenced in February 1999 and was last amended in February 2004 (the "Sunshine Employment Agreement"). Under the terms of the Sunshine Employment Agreement, Mr. Sunshine is entitled to receive an annual base salary of $342,600 (subject to an annual cost of living adjustment) and a bonus equal to 3.2% of the Company's pre-tax earnings between $500,000 and $1,000,000; 4% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 4.8% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 6% of the Company's pre-tax earnings in excess of $3,000,001. The Sunshine Employment Agreement provides that the employment of Mr. Sunshine may be terminated by the Company for "cause." "Cause" is defined as (i) willful and repeated failure by Mr. Sunshine to perform his duties under the Sunshine Employment Agreement, which failure is not remedied within 30 days after written notice from the Company; (ii) conviction of Mr. Sunshine for a felony; (iii) Mr. Sunshine's dishonesty or willfully engaging in conduct that is demonstrably and materially injurious to the Company or (iv) willful violation by Mr. Sunshine of any provision of the Sunshine Employment Agreement which violation is not remedied within 30 days after written notice from the Company. The Sunshine Employment Agreement may also be terminated by the Company on not less than three years' prior notice and contains a provision prohibiting Mr. Sunshine from competing with the Company for a one year period following termination of his employment.

     Bruce Reissman entered into an amended and restated employment agreement with the Company which commenced in February 1999 and was last amended in February 2004 (the "Reissman Employment Agreement"). Under the terms of the
Reissman Employment Agreement, Mr. Reissman is entitled to receive an annual base salary of $309,500 (subject to an annual cost of living adjustment) and a bonus equal to 3.2% of the Company's pre-tax earnings between $500,000 and $1,000,000; 4% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 4.8% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 6% of the Company's pre-tax earnings in excess of $3,000,001. The Reissman Employment Agreement provides that the employment of Mr. Reissman may be terminated by the Company for "cause" (as defined above). The Reissman Employment Agreement may also be terminated by the Company on not less than three years' prior notice.

     Mitchell Binder entered into an amended and restated employment agreement with the Company (the "Binder Employment Agreement") which commenced in February 1999. Under the terms of the Binder Employment Agreement, Mr. Binder is entitled to receive an annual base salary of $257,500 (subject to an annual cost of living adjustment) and a bonus equal to 1.6% of the Company's pre-tax earnings between $500,000 and $1,000,000; 2% of the Company's pre-tax earnings between $1,000,001 and $2,000,000; 2.4% of the Company's pre-tax earnings between $2,000,001 and $3,000,000; and 3% of the Company's pre-tax earnings in excess of $3,000,001. The Binder Employment Agreement provides that the employment of Mr. Binder may be terminated by the Company for "cause" (as defined above). The Binder Employment Agreement may also be terminated by the Company on not less than three years' prior notice.

Mark Tublisky entered into an employment agreement with Behlman Electronics, Inc. ("Behlman"), a subsidiary of the Company ("Tublisky Employment Agreement"), in April 1996 that was amended in April 2002 for a period of three years. Under the terms of the Tublisky Employment Agreement, Mr. Tublisky is currently entitled to a base salary of $149,000 (subject to an annual cost of living adjustment) and the right to participate in a bonus pool equal to 5% of the pre-tax earnings of Behlman. The Tublisky Employment Agreement provides that the employment of Mr. Tublisky may be terminated for "cause", defined as (i) fraud, dishonesty or similar malfeasance; (ii) refusal to comply with the Company's reasonable directions and/or failure to perform any of the material terms of the Tublisky Employment Agreement; and (iii) alcohol or drug abuse.

Each of the Sunshine Employment Agreement, the Reissman Employment Agreement and the Binder Employment Agreement (the "Employment Agreements") provide that the employee is entitled to receive benefits offered to the Company's employees generally. The Employment Agreements also provide for termination by the employee on not less than six months' prior notice or upon a "change of control" (as defined in the Employment Agreements). If the employee terminates his employment in connection with a change in control of the Company, then the employee shall be entitled to receive, as termination pay, the maximum amount that can be paid without any portion thereof constituting an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended.

     On April 4, 2005, Richard A. Hetherington entered into a three-year employment contract with Tulip Development Laboratory, Inc. ("Tulip") as President and Chief Operating Officer of Tulip and TDL Manufacturing, Inc. Mr. Hetherington has the option to extend the employment agreement for an additional two-year period on the same terms or become a consultant for up to 40 hours per week. Mr. Hetherington will be employed at Tulip's offices in Quakertown, Pennsylvania. Mr. Hetherington is being compensated at the rate of $350,000 per annum subject to cost of living increases. He will also participate in a bonus pool of Tulip workers. The agreement is terminable for cause (as defined). However, if Tulip terminates Mr. Hetherington's employment other than for cause and Mr. Hetherington resigns for good reason (as defined) he shall be entitled to severance equal to his base salary for the immediate prior year plus bonuses for such year. Mr. Hetherington agreed not to compete with Tulip during the term of his agreement.


                            COMPENSATION OF DIRECTORS

     Directors of the Company who are not employed by the Company receive directors fees of $2,000 per quarter. Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, non-employee Directors are entitled to receive annual grants of options to purchase 1,000 shares of Common Stock.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Denis Feldman, Bernard Karcinell and Arthur Rhein, each of whom is a non-employee member of the Company's Board of Directors, who was never employed by the Company and has no interlocks with any other Company.


                  COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

     The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, other than compensation awarded pursuant to the Company's Plans (defined below) which is administered by the Stock Option Committee of the Board of Directors. Messrs. Feldman, Karcinell and Rhein comprise the Compensation Committee.

     The Stock Option Committee is responsible for granting and setting the terms of stock options under the Company's 1995 Stock Option Plan for Non-Employee Directors, 1995 Employee Stock Option Plan, 2000 Employee Stock Option Plan and 2003 Employee Stock Incentive Plan (collectively, the "Plans"). The responsibilities of the Stock Option Committee are performed by the Compensation Committee.

GENERAL  POLICIES  REGARDING  COMPENSATION  OF  EXECUTIVE  OFFICERS

     The Company's executive compensation policies are intended (1) to attract and retain high quality managerial and executive talent and to motivate these individuals to maximize shareholder returns, (2) to afford appropriate incentives for executives to produce sustained superior performance, and (3) to reward executives for superior individual contributions to the achievement of the Company's business objectives. The Company's compensation structure consists of base salary, annual cash bonuses and stock options. Together these components link each executive's compensation directly to individual and Company performance.

     Salary. Base salary levels reflect individual positions, responsibilities, experience, leadership, and potential contribution to the success of the Company. Actual salaries vary based on the Compensation Committee's subject assessment of the individual executive's performance and the Company's performance.

     Bonuses. Executive officers are eligible to receive cash bonuses based on the Compensation Committee's subject assessment of the respective executive's individual performance and the performance of the Company. In its evaluation of executive officers and the determination of incentive bonuses, the Compensation Committee does not assign quantitative relative weights to different factors and follow mathematical formula. Rather, the Compensation Committee makes its determination in each case after considering the factors it deems relevant, which may include a discretionary bonus during a year of excellent financial performance or consequences for performance that is below expectations.

     Stock Options and Restricted Shares. Stock options and restricted shares, which are granted at the fair market value of the Common Stock on the date of grant, are currently the Company's sole long term compensation vehicle. The stock options and restricted shares are intended to provide employees with sufficient incentive to manage from the perspective of an owner with an equity stake in the business.

     In determining the size of individual options grants or restricted share awards, the Compensation Committee considers the aggregate number of shares available for grant, the number of individuals to be considered for an award and the range of potential compensation levels that the option awards may yield. The number and timing of stock option grants and/or restricted share awards to executive officers are decided by the Stock Option Committee based on its subjective assessment of the performance of each grantee. In determining the size and timing of such awards, the Compensation Committee weighs any factors it considers relevant and gives such factors the relative weight it considers appropriate under the circumstances then prevailing. While an ancillary goal of the Compensation Committee in awarding stock options is to increase the stock ownership of the Company's management, the Compensation Committee does not, when determining the amount of stock options to award, consider the amount of stock already owned by an officer. The Committee believes that to do so could have the effect of inappropriately or inequitably penalizing or rewarding executives based upon their personal decisions as to stock ownership and option exercises.

     In 1993, the Internal Revenue Code was amended to limit the deductibility of compensation paid to certain executives in excess of $1 million. Compensation not subject to the limitation includes certain compensation payable solely because an executive attains performance goals ("performance-based compensation"). Stock options granted under the 1995 Employee Stock Option Plan did not qualify as performance-based compensation. The Company's compensation deduction for a particular executive's total compensation, including compensation realized from the exercise of stock options, will be limited to $1 million. The Compensation Committee believes that the compensation paid by the Company in fiscal 2004 will not result in any material loss of tax deductions for the Company.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

     Mr. Sunshine's base salary and bonus for the fiscal year ended December 31, 2004 was determined by the terms of the Sunshine Employment Agreement which was entered into in February 1999 and is described elsewhere in this proxy statement. The Compensation Committee believes that Mr. Sunshine's base salary level and bonus formula as set forth in the Sunshine Employment Agreement fairly reflects the outstanding contributions Mr. Sunshine has made to the Company's market and financial position, as well as Mr. Sunshine's commitment to the continued success of the Company. In addition, during 2004, the Compensation
Committee awarded Mr. Sunshine (as well as each of the two other senior executives) an additional discretionary bonus of $30,000 for the Company's excellent financial performance, as well as a restricted stock award of 75,000 shares that vest over a ten (10) year period. During 2004, Mr. Sunshine also actively sought new strategic markets for many of the Company's existing and new products that resulted in a significant increase in revenues and profitability for 2004, as well as a significant increase in the Company's market capitalization. Mr. Sunshine identified and actively negotiated an opportunity for the Company to acquire another entity that was consummated in 2005. In addition, Mr. Sunshine was instrumental in hiring an investment banker to advise the Company in its ongoing expansion opportunities and continues to explore other opportunities that could enhance shareholder value.

COMPENSATION  COMMITTEE
Denis  Feldman
Arthur  Rhein
Bernard  Karcinell


                                PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Nasdaq Stock Market-U.S. Index and a peer group of comparable companies (the "Peer Group") selected by the Company over the same period (assuming the investment of $100 in the Common Stock, the Nasdaq Stock Market-U.S. and the Peer Group on December 31, 1999, and the reinvestment of all dividends).

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                    AMONG  ORBIT  INTERNATIONAL,  THE  NASDAQ
                  STOCK  MARKET-US  INDEX  AND  A  PEER  GROUP
                                     (in  dollars)

               Orbit
               International          Peer
               Corp.                  Group                NASDAQ

12/99           100.00               100.00                100.00
12/00            39.78               365.73                 60.30
12/01           191.27               290.08                 45.49
12/02           330.91               180.41                 26.40
12/03           681.82               241.36                 38.36
12/04         1,024.55               314.80                 40.51




     * The Peer Group is comprised of seven companies in the defense electronics industry - Aeroflex Inc., Megadata Corp., La Barge, Inc., Miltope Group Inc., DRS Technologies, Inc., Esterline Technologies Corp., and Espey Manufacturing and Electronics Corp. Such companies were chosen for the Peer Group because they have similar market capitalizations to the Company and because they represent the line of business in which the Company is engaged. Each of the Peer Group issuers is weighted according to its respective market capitalization.

                                      -19-
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is stock ownership information as of April 15, 2005, as to each person who owns, or is known by the Company to own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), more than 5% of the Company's 3,353,535 shares of Common Stock issued and outstanding as of April 15, 2005, and the number of shares of Common Stock owned by its directors, by all persons named in the Summary Compensation Table and by all officers and directors as a group.

NAME OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS
------------------------           --------------------        ---------------

Dennis  Sunshine  (2)                     551,863(3)                 15.59%

Bruce  Reissman  (2)                      547,603(4)                 15.51%

Mitchell  Binder  (2)                     341,724(5)                  9.46%

Mark  Tublisky                             27,083(6)                   *

Bernard  Karcinell                          4,331(7)                   *

Denis  Feldman                              4,331(7)                   *

Lee  Feinberg                               3,083(8)                   *

Arthur  Rhein                               2,083(9)                   *

David  Goldman                              6,250(10)                  *

Al  Frank  Asset  Management,  Inc.       454,942(11)                13.57%
32392  Coast  Highway
Laguna  Beach,  CA  32651

All  officers  and  directors
  as  a  group                          1,488,351                   36.99%
(9  persons) (2) (4) (5) (6) (7) (8) (9) (10)
_____________________

*  Less  than  one  percent.

(1) Except as otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such person. Includes any securities that such person has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(2) The address of this person is c/o the Company, 80 Cabot Court, Hauppauge, NY 11788.

(3) Includes 288,173 shares held by Mr. Sunshine's wife, Francine Sunshine, and 1,250 shares held in her IRA. Also includes options to purchase 187,222 shares of Common Stock and 75,000 restricted shares subject to forfeiture.

(4) Includes options to purchase 177,972 shares of Common Stock and 81,667 restricted shares subject to forfeiture.

(5) Includes options to purchase 258,309 shares of Common Stock and 75,000 restricted shares subject to forfeiture.

(6)     Includes  options  to  purchase  27,083  shares  of  Common  Stock.

(7)     Includes  options  to  purchase  4,331  shares  of  Common  Stock.

(8)     Includes  options  to  purchase  3,085  shares  of  Common  Stock.

(9)     Includes  options  to  purchase  2,083  shares  of  Common  Stock.

(10)     Includes  options  to  purchase  6,250  shares  of  Common  Stock.

(11) The shares listed in the above stockholders table are limited to those shares set forth in the Schedule 13D filed by Al Frank Asset
Management,  Inc.  with  the  SEC  on  February  14,  2005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2001, the Company completed a sale-leaseback transaction whereby it sold its land and building and entered into a twelve-year net lease with the buyer of the property. In connection with this transaction, Corporate National Realty, Inc., a company that Denis Feldman, a director of the Company, was a senior managing director, earned a commission of $165,000. The Company had competitively priced the sale-leaseback transaction with other real estate brokers and believes the terms of the transaction and the commission paid thereon was no less favorable than it could have obtained from a third party.

     On April 4, 2005, Tulip Development Laboratory, Inc. and TDL Manufacturing, Inc. entered into a five-year Triple Net Lease for their facilities at 1765 Walnut Lane, Quakertown, Pennsylvania. The landlord is Rudy's Thermo-Nuclear Devices, a Pennsylvania Limited Partnership whose general partner is an entity controlled by Richard A. Hetherington, President and Chief Operating Officer of Tulip. The net rent is $9,100 per month, or $109,200 for the first year increasing to $10,044, or $120,528 in the last year, with the tenant responsible for all costs, expenses and obligations of every kind. The tenant has an option to extend for an additional five-year term at increasing rents.

See  sections  entitled  "Executive  Compensation",  "Employment Agreements" and
"Compensation Committee Report to Stockholders" with respect to related transactions between executive officers and the Company.

                                   PROPOSAL 2

     INDEPENDENT  ACCOUNTANTS

RATIFICATION  OF  APPOINTMENT  OF  AUDITORS

     The Board Of Directors, upon the recommendation of the Audit Committee, has appointed Goldstein Golub Kessler LLP ("GGK") as independent accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending December 31, 2005.

     GGK  has  a  continuing relationship with American Express Tax and Business
Services Inc ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.
     In accordance with the Audit Committee's charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by GGK for the Company in its fiscal year ended December 31, 2004, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed by the Company's independent auditors for each of the last two fiscal years are as follows:

                               December  31,  2003          December  31,  2004
                              --------------------          -------------------
     Audit  Fees                  $    135,000                 $    155,000

     Audit-related  Fees          $       0                    $       0

     Tax  Fees                    $       0                    $       0

     All  Other  Fees             $     40,000                 $     35,000

Other services which solely include Tax Fees have been provided by TBS and total $30,000 for each the Company's fiscal years ended December 31, 2003 and December 31, 2004.

Representatives of GGK are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

AUDIT  COMMITTEE  PRE-APPROVAL  POLICY

     In addition to retaining GGK to audit our consolidated financial statements for the years ended December 31, 2004 and 2003, we retained GGK to provide other auditing and advisory services to us in our 2004 and 2003 fiscal years. We understand the need for GGK to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of GGK , our audit committee has restricted the non-audit services that GGK and its aligned company may provide to us primarily to tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from GGK and/or its aligned company only when the services offered by GGK and its aligned company are more effective or economical than services available from other service providers.

     The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by GGK and any other accounting firms we may retain. Specifically, the audit committee has pre-approved the use of GGK and its aligned company for detailed, specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that we request GGK to undertake to provide assurances of accuracy on matters not required by laws or regulations. In each case, the audit committee has also set a specific annual limit on the amount of such services which we would obtain from GGK, and has required management to report the specific engagements to the committee on a quarterly basis and to obtain specific pre-approval from the audit committee for all engagements.
     THE BOARD OF DIRECTORS DEEMS THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE AUDITORS FOR THE COMPANY TO BE IN THE
COMPANY'S  BEST  INTEREST  AND  RECOMMENDS  A  VOTE  "FOR"  SUCH  RATIFICATION.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.


     STOCKHOLDER  PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership and a statement that you intend to continue to hold the shares through the date of the meeting, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than January 18, 2006. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other bases such as the proposal deals with a matter relating to the Company's ordinary business operations.

                    DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     As permitted by applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788, or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request which should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.

Stockholders who share an address can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company's Secretary, at the Company's corporate offices at Orbit International Corp., 80 Cabot Court, Hauppauge, New York 11788 or by telephone at (631) 435-8300.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT INTERNATIONAL CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.

                       ORBIT  INTERNATIONAL  CORP.
     ANNUAL  MEETING  OF  STOCKHOLDERS  -  JUNE  24,  2005
     THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS


The undersigned stockholder in Orbit International Corp. ("Corporation") hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Long Island, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Friday, June 24, 2005, at 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR PROPOSAL 2.


     (Continued  and  to  be  signed  and  dated  on  the  other  side)

Please  mark
your  votes
as  this
example   [X]


THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  1

1. Election  of  Directors          FOR  All nominees        WITHHOLD AUHTORITY
                                    listed  (except  as        to vote for all
                                    marked to the              nominees listed
                                    contrary,  see               at left
                                    instruction  below)


Dennis  Sunshine,  Bruce  Reissman,
Mitchell  Binder,  Arthur  Rhein,
Bernard  Karcinell,  Denis
Feldman  and  Lee  Feinberg               [ ]                         [ ]


INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
NOMINEE,  DRAW  A  LINE  THROUGH  THE  NAME  OF  THE  NOMINEE  ABOVE.

THE  DIRECTORS  RECOMMEND  A  VOTE  FOR  PROPOSAL  2

2.     Proposal  to  ratify  Goldstein  Golub
       Kessler  LLP
       as  independent  auditors.             For        Against        Abstain
                                              [ ]         [ ]             [ ]




3. The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.


Dated     ,  2005

Signature(s)

Signature(s)

Please sign exactly as your name appears on the stock certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.